EXHIBIT 16

Powers of Attorney

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KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Scott M. Zoltowski, Colin J. Dean and Patrick W. D. Turley as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as Trustee, President and Chief Executive Officer of Mercer Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Mercer US Large Cap Value Equity Fund with and into the Mercer US Large Cap Growth Equity Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 7th day of December, 2015.

/s/ Richard L. Nuzum
Richard L. Nuzum
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KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Scott M. Zoltowski, Colin J. Dean and Patrick W. D. Turley as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in his capacity as a Trustee of Mercer Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Mercer US Large Cap Value Equity Fund with and into the Mercer US Large Cap Growth Equity Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 7th day of December, 2015.

/s/ Harrison M. Bains, Jr.
Harrison M. Baines, Jr.
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KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Scott M. Zoltowski, Colin J. Dean and Patrick W. D. Turley as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in her capacity as a Trustee of Mercer Funds, a Delaware statutory trust, to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Mercer US Large Cap Value Equity Fund with and into the Mercer US Large Cap Growth Equity Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 7th day of December, 2015.

/s/ Adela M. Cepeda
Adela M. Cepeda
9

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Scott M. Zoltowski, Colin J. Dean and Patrick W. D. Turley as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in her capacity as a Trustee of Mercer Funds, a Delaware statutory trust, to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Mercer US Large Cap Value Equity Fund with and into the Mercer US Large Cap Growth Equity Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 7th day of December, 2015.

/s/ Gail A. Schneider
Gail A. Schneider
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